Exhibit 99.1


CERTIFICATION  PURSUANT  TO
SECTION  906  OF  THE  SARBANES-OXLEY  ACT  OF  2002
(18  U.S.C.  SECTION  1350)

In connection with the annual filing of NeoGenomics, Inc., a Nevada corporation (the "Company"), on Form 10-KSB for the period ended December 31, 2002, as filed with the Securities and Exchange Commission (the "Report"), I, Michael T. Dent, M.D President and Chief Medical Officer of the Company, certify, pursuant to
Section  906  of  the  Sarbanes-Oxley  Act  of  2002  (18  U.S.C.ss.1350), that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


/s/  Michael  T.  Dent,  M.D.
Michael  T.  Dent,  M.D.
President  and  Chief  Medical  Officer
May  16,  2003